SMITH BARNEY FUNDS, INC.
On behalf of the
U.S. GOVERNMENT SECURITIES FUND (the "Fund")

Supplement dated June 7, 1999 to
Prospectus dated April 30, 1999


The following information revises, and to the extent inconsistent therewith, supersedes, the information contained in the Prospectus of the Fund (the "Prospectus"): under the section
"Choosing a class of shares to buy."

Investment minimums. Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.


Initial


Additional


Classes A
, B, L
Class
Y
All
Classes
General
$1,000
$15
millio
n
$50
Individual Retirement
Accounts,
Self Employed Retirement
Plans, Uniform Gift to
Minor Accounts
$250
$15
millio
n
$50
Qualified Retirement
Plans
$25
$15
millio
n
$25
Simple IRAs
$1
N/a
$1
Monthly Systematic
Investment Plans
$25
N/a
$25
Quarterly Systematic
Investment Plans
$50
N/a
$50

Qualified Retirement Plans are retirement plans qualified under
Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans


The following revises and supersedes, as applicable, the information in the Prospectus under "Sales charges."

Class Y shares
You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13 month period. To qualify, you must initially invest $5,000,000.



FD 01658
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